CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2022	Highland Income Fund

Shares		Value ($)
Common Stocks — 56.8%
COMMUNICATION SERVICES — 1.1%
97,600	Telesat(a)	762,256
96,700	Telesat, Class B(a)	755,227
27,134	TerreStar Corporation(a)(b)(c)(d)	9,578,573

		11,096,056

CONSUMER DISCRETIONARY — 0.0%
1,450	Toys ‘R’ Us(a)(b)(c)	31,683

ENERGY — 0.0%
1,118,286	Value Creation, Inc.(a)(b)(c)	—

GAMING/LEISURE — 0.5%
34,512	LLV Holdco LLC - Series A, Membership Interest(a)(b)(c)(e)	5,116,737
436	LLV Holdco LLC - Series B, Membership Interest(a)(b)(c)(e)	64,590

		5,181,327

HEALTHCARE — 2.6%
12,026,660	CCS Medical Inc.(a)(b)(c)(e)	26,639,052

MATERIALS — 0.1%
299,032	MPM Holdings, Inc.(a)	1,495,160

REAL ESTATE — 52.5%
1,474,379	Allenby(a)(b)(c)(e)	—
10,359,801	Claymore(a)(b)(c)(e)	—
574,004	Healthcare Realty Trust, Class A, REIT	11,967,983
68,862	Independence Realty Trust, Inc., REIT	1,152,061
2,356,665	IQHQ, Inc.(b)(c)	65,986,620
4,372,286	NexPoint Real Estate Finance(e)	65,496,841
154,840	NexPoint Residential Trust, Inc., REIT(e)	7,155,156
32,203	NexPoint Storage Partners, Inc.(a)(b)(c)(e)	45,219,355
90,436,434	NFRO REIT SUB II, LLC(a)(b)(c)(e)	150,189,415
35,074,157	NFRO REIT SUB, LLC(a)(b)(c)(e)	168,409,617
844,371	Washington Real Estate Investment Trust, REIT(f)	14,827,155

		530,404,203

	Total Common Stocks (Cost $821,094,450)	574,847,481

Principal Amount ($)
U.S. Senior Loans (g) — 23.6%
COMMUNICATION SERVICES — 0.8%
8,305,032	TerreStar Corporation, Term Loan D, 02/27/28 (b)(c)	8,242,744
60,212	TerreStar Corporation, Term Loan H, 02/28/23 (b)(c)	59,760
64,535	TerreStar Corporation, Term Loan, 1st Lien, 02/28/23 (b)(c)	64,051

		8,366,555

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
CONSUMER PRODUCTS — 0.3%
3,240,074	Dayco Products LLC, Term Loan B, 1st Lien, LIBOR USD 3 Month + 4.250%, 05/08/23	3,209,698

ENERGY — 0.6%
6,403,998	Quarternorth Energy Holding, Term Loan, 2nd Lien, 08/27/26	6,393,335

GAMING/LEISURE — 1.5%
22,764,040	Ginn-LA CS Borrower LLC, Term Loan A, 1st Lien, (b)(c)(i)	878,282
48,791,955	Ginn-LA CS Borrower LLC, Term Loan B, 1st Lien, (b)(c)(i)	—
15,278,036	LLV Holdco LLC, Revolving Exit Loan, 12/31/22 (b)(c)(e)	13,689,120

		14,567,402

HEALTHCARE — 1.5%
15,501,667	CCS Medical Inc., Junior Credit Term Loan, 1st Lien, 01/04/27 (b)(c)(e)	15,501,667

INFORMATION TECHNOLOGY — 6.0%
61,411,237	EDS Legacy Partners, LIBOR USD 3 Month + 2.750%, 12/14/23 (b)(c)(e)	60,452,853

METALS & MINING — 1.2%
13,112,017	Peabody Energy Corporation, 2018 Refinancing Term Loan, 1st Lien, 03/31/25	12,512,864

REAL ESTATE — 11.3%
65,000,000	NexPoint SFR Operating Partnership, LP, 05/24/27 (b)(c)(e)	65,000,000
6,400,000	NHT Operating Partnership LLC Convertible Promissory Note, 09/30/42 (b)(c)(e)	6,400,000
42,550,000	NHT Operating Partnership LLC Secured Promissory Note, 02/14/27 (b)(c)(e)	42,550,000

		113,950,000

RETAIL — 0.4%
3,905,331	GNC Holdings LLC, Term Loan, 2nd Lien, 10/07/26	3,594,525

	Total U.S. Senior Loans (Cost $332,983,602)	238,548,899

Collateralized Loan Obligations — 11.2%
5,800,000	Acas CLO, Series 2015-1A, Class FRR ICE LIBOR USD 3 Month + 7.910%, 10.65%, 10/18/2028 (j)(k)	3,427,603

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2022	Highland Income Fund

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
2,000,000	Apex Credit CLO, Series 2019-1A, Class D ICE LIBOR USD 3 Month + 7.100%, 9.84%, 4/18/2032 (j)(k)	1,597,600
1,500,000	Atlas Senior Loan Fund, Series 2017-8A, Class F ICE LIBOR USD 3 Month + 7.150%, 9.89%, 1/16/2030 (j)(k)	942,450
2,400,000	Atlas Senior Loan Fund XII, Series 2018-12A, Class E ICE LIBOR USD 3 Month + 5.950%, 8.73%, 10/24/2031 (j)(k)	2,022,000
1,250,000	Cathedral Lake CLO, Series 2017-1A, Class DR ICE LIBOR USD 3 Month + 7.250%, 9.76%, 10/15/2029 (j)(k)	1,014,875
2,000,000	Cathedral Lake VII, Series 2021-7RA, Class E ICE LIBOR USD 3 Month + 7.770%, 10.28%, 1/15/2032 (j)(k)	1,760,000
5,462,500	CIFC Funding, Series 2013-2A, Class SUB 0.00%, 10/18/2030 (h)(j)(k)	1,174,437
1,000,000	CIFC Funding, Series 2018-1A, Class ER2 ICE LIBOR USD 3 Month + 5.850%, 8.59%, 1/18/2031 (j)(k)	895,000
3,000,000	CIFC Funding, Series 2015-1A, Class SUB 0.00%, 1/22/2031 (h)(j)(k)(l)	742,500
3,324,756	CIFC Funding, Series 2014-4RA, Class SUB 0.00%, 1/17/2035 (h)(j)(k)(l)	947,555
2,500,000	CIFC Funding, Series 2014-1A, Class SUB 0.00%, 1/18/2031 (h)(j)(k)	550,000
3,000,000	Covenant Credit Partners CLO III, Series 2017-1A, Class F ICE LIBOR USD 3 Month + 7.950%, 10.46%, 10/15/2029 (j)(k)	2,190,000
1,537,000	Dryden 36 Senior Loan Fund, Series 2019-36A, Class ER2 ICE LIBOR USD 3 Month + 6.880%, 9.39%, 4/15/2029 (j)(k)	1,383,300
4,000,000	Eaton Vance CLO, Series 2019-1A, Class F ICE LIBOR USD 3 Month + 8.250%, 10.76%, 4/15/2031 (j)(k)	3,320,000
40,385,754	FREMF Mortgage Trust, Series 2021-KF112, Class CS SOFR30A + 6.250%, 8.53%, 1/25/2031 (j)(k)	40,474,098

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
5,450,000	Galaxy XXVI CLO, Series 2018-26A, Class F ICE LIBOR USD 3 Month + 8.000%, 10.98%, 11/22/2031 (j)(k)	4,251,000
1,000,000	GoldenTree Loan Management US CLO 3, Series 2018-3A, Class F ICE LIBOR USD 3 Month + 6.500%, 9.21%, 4/20/2030 (j)(k)	782,100
2,500,000	GoldenTree Loan Opportunities IX, Series 2018-9A, Class FR2 ICE LIBOR USD 3 Month + 7.640%, 10.45%, 10/29/2029 (j)(k)	2,050,833
2,125,000	ICG US CLO, Series 2022-1A, Class DJ TSFR3M + 5.730%, 7.84%, 7/20/2035 (j)(k)	2,098,438
4,000,000	Jay Park CLO, Ltd., Series 2018-1A, Class ER ICE LIBOR USD 3 Month + 7.350%, 10.06%, 10/20/2027 (j)(k)	3,460,000
3,000,000	KKR CLO 18, Series 2017-18, Class E ICE LIBOR USD 3 Month + 6.450%, 9.19%, 7/18/2030 (j)(k)	2,710,950
1,400,000	Madison Park Funding XX, Series 2018-20A, Class ER ICE LIBOR USD 3 Month + 5.300%, 8.07%, 7/27/2030 (j)(k)	1,226,820
2,350,000	Madison Park Funding XXIV, Series 2019-24A, Class ER TSFR3M + 7.462%, 9.94%, 10/20/2029 (j)(k)	2,170,695
2,000,000	Madison Park Funding XXIX, Series 2018-29A, Class F ICE LIBOR USD 3 Month + 7.570%, 10.31%, 10/18/2030 (j)(k)	1,832,600
1,000,000	Madison Park Funding XXX, Series 2018-30A, Class F ICE LIBOR USD 3 Month + 6.850%, 9.36%, 4/15/2029 (j)(k)	850,400
490,000	Magnetite VII, Ltd., Series 2018-7A, Class ER2 ICE LIBOR USD 3 Month + 6.500%, 9.01%, 1/15/2028 (j)(k)	428,750
2,500,000	Man GLG US CLO, Series 2018-1A, Class DR ICE LIBOR USD 3 Month + 5.900%, 8.61%, 4/22/2030 (j)(k)	1,991,313
4,000,000	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F ICE LIBOR USD 3 Month + 8.170%, 11.46%, 6/15/2031 (j)(k)	2,720,000
2,900,000	OHA Credit Partners XII, Series 2018-12A, Class FR ICE LIBOR USD 3 Month + 7.680%, 10.46%, 7/23/2030 (j)(k)	2,411,785

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2022	Highland Income Fund

Principal Amount ($)		Value ($)
Collateralized Loan Obligations (continued)
3,110,000	OZLM XXII, Ltd., Series 2018-22A, Class E ICE LIBOR USD 3 Month + 7.390%, 10.13%, 1/17/2031 (j)(k)	2,177,000
2,000,000	Park Avenue Institutional Advisers CLO, Series 2021-2A, Class E ICE LIBOR USD 3 Month + 7.010%, 9.52%, 7/15/2034 (j)(k)	1,780,000
3,150,000	Saranac CLO III, Ltd., Series 2018-3A, Class ER ICE LIBOR USD 3 Month + 7.500%, 11.10%, 6/22/2030 (j)(k)	2,178,225
2,000,000	Symphony CLO XXVI, Series 2021-26A, Class ER ICE LIBOR USD 3 Month + 7.500%, 10.21%, 4/20/2033 (j)(k)	1,820,000
5,955,627	THL Credit Wind River, Series 2014-2A, Class SUB 0.00%, 1/15/2031 (b)(c)(h)(i)(j)(k)	1,179,214
2,200,000	TICP CLO I-2, Series 2018-IA, Class E ICE LIBOR USD 3 Month + 8.000%, 10.77%, 4/26/2028 (j)(k)	1,877,150
4,150,000	TICP CLO III-2, Series 2018-3R, Class F ICE LIBOR USD 3 Month + 7.980%, 10.69%, 4/20/2028 (j)(k)	3,505,920
1,000,000	Vibrant ClO 1X, Series 2018-9A, Class D ICE LIBOR USD 3 Month + 6.250%, 8.96%, 7/20/2031 (j)(k)	780,000
1,275,000	Voya CLO, Series 2018-2A, Class DR TSFR3M + 5.862%, 8.40%, 4/25/2031 (j)(k)	994,500
1,000,000	Webster Park CLO, Series 2018-1A, Class ER ICE LIBOR USD 3 Month + 7.750%, 10.46%, 7/20/2030 (j)(k)	880,000
3,000,000	Zais CLO 3, Ltd., Series 2018-3A, Class DR ICE LIBOR USD 3 Month + 6.910%, 9.42%, 7/15/2031 (j)(k)	2,141,250
3,300,000	Zais CLO 8, Ltd., Series 2018-1A, Class E ICE LIBOR USD 3 Month + 5.250%, 7.76%, 4/15/2029 (j)(k)	2,557,500

	Total Collateralized Loan Obligations (Cost $127,567,324)	113,297,861

Shares		Value ($)
LLC Interest — 4.9%
830	NEXLS LLC(b)(c)(e)	40,523,955
10,000,000	SFR WLIF III, LLC(b)(c)(e)	9,384,000

	Total LLC Interest (Cost $40,834,362)	49,907,955

Units
Warrants — 3.3%
ENERGY — 3.3%
5,801	Arch Resources, Expires 10/08/2023(a)(b)(c)	403,344
85,465	Quarternorth Energy Holding Inc. Tranche 1, Expires 08/27/2029(a)	726,452
164,598	Quarternorth Energy Holding Inc. Tranche 2, Expires 08/27/2029(a)	905,289
254,538	Quarternorth Energy Holding Inc. Tranche 3, Expires 08/27/2029(a)	31,138,524

	Total Warrants (Cost $31,011,555)	33,173,609

Shares
Preferred Stock — 3.0%
FINANCIALS — 0.5%
3,980	Eastland CLO 1.00%, 05/01/2022(b)(c)(k)	40,392
34,500	Eastland CLO II (a)(b)(c)(m)(n)	350,134
8,860	Gleneagles CLO , 12/30/2049(a)(b)(c)(k)(m)	160,741
40,000	Granite Point Mortgage Trust 7.00%(f)(n)(o)	810,400
62,600	Grayson CLO , 11/01/2021(b)(c)(k)(m)	689,261
150,977	NexPoint Real Estate Finance 8.50%(e)(f)(n)	3,368,297
12,553	Rockwall CDO , 08/01/2024(a)(b)(c)(k)(m)	90,134
4,800	Rockwall CDO (b)(c)(m)(n)	81

		5,509,440

HEALTHCARE — 2.0%
270,246	Apnimed (b)(c)(m)(n)	2,400,004
2,361,111	Sapience Therapeutics Inc 8.00%(b)(c)(n)	7,791,666
3,440,476	Sapience Therapeutics Inc, Class B 8.00%(a)(b)(c)(n)	9,805,357

		19,997,027

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2022	Highland Income Fund

Shares		Value ($)
Preferred Stock (continued)
REAL ESTATE — 0.5%
267,154	Braemar Hotels & Resorts, Inc., REIT 5.50%(a)(n)	3,948,536
249,514	G-LA Resorts Holdings (a)(b)(c)(m)(n)	249,514
47,300	Wheeler Real Estate Investment Trust, REIT 8.75% (a)(n)(p)	552,464
82,301	Wheeler Real Estate Investment Trust, REIT 9.00%(a)(n)	189,293

		4,939,807

	Total Preferred Stock (Cost $73,611,954)	30,446,274

Registered Investment Companies — 1.5%
48,649	Highland Global Allocation Fund (e)	424,219
1,156,943	NexPoint Diversified Real Estate Trust (e)(f)	14,519,635

	Total Registered Investment Companies (Cost $18,149,407)	14,943,854

Exchange-Traded Funds — 0.6%
54,265	Direxion Daily S&P 500 Bull 3X	2,907,519
146,675	ProShares UltraPro QQQ	2,833,761

		5,741,280

	Total Exchange-Traded Funds (Cost $7,928,086)	5,741,280

Principal Amount ($)
Corporate Bonds & Notes — 0.4%
COMMUNICATION SERVICES — 0.0%
3,100	iHeartCommunications, Inc. 6.38%, 05/01/26	2,882

FINANCIALS — 0.4%
4,000,000	South Street Securities Funding LLC 6.25%, 12/30/26 (k)	3,600,000

INDUSTRIALS — 0.0%
7,500,000	American Airlines 12/31/49 (b)(c)(h)(i)(q)	—

UTILITIES — 0.0%
15,222,107	Bruce Mansfield Pass-Through Trust 6.85%, 06/01/34 (i)	—

	Total Corporate Bonds & Notes (Cost $4,047,650)	3,602,882

Shares
Master Limited Partnership — 0.2%
ENERGY — 0.2%
179,200	Energy Transfer L.P.	1,976,576

	Total Master Limited Partnership (Cost $1,869,174)	1,976,576

Units		Value ($)
Rights — 0.0%
UTILITIES — 0.0%
4,933	Texas Competitive Electric Holdings Co., LLC (a)	6,166

	Total Rights (Cost $–)	6,166

Principal Amount ($)
Repurchase Agreement(r)(s) — 0.0%
191,697	Citigroup Global Markets, Inc. 3.050%, dated 09/30/2022 to be repurchased on 10/03/2022, repurchase price $191,746 (collateralized by U.S. Government and Treasury obligations, ranging in par value $1,819 - $113,605, 1.375% - 4.500%, 04/15/2025 – 12/01/2048; with total market value $195,697)	191,697

	Total Repurchase Agreement (Cost $191,697)	191,697

Shares
Cash Equivalent — 10.7%
MONEY MARKET FUND(t) — 10.7%
108,066,882	Dreyfus Treasury Obligations Cash Management, Institutional Class 2.850%	108,066,882

	Total Cash Equivalent (Cost $108,066,882)	108,066,882

Total Investments – 116.2%		1,174,751,416

(Cost $1,567,356,143)
Securities Sold Short— (0.6)%
Common Stocks — (0.6)%
INFORMATION TECHNOLOGY — (0.6)%
(41,100)	Texas Instruments, Inc.	(6,361,458)

	Total Common Stocks (Proceeds $4,920,256)	(6,361,458)

	Total Securities Sold Short - (0.6)% (Proceeds $4,920,256)	(6,361,458)

Other Assets & Liabilities, Net - (15.6)%(u)		(157,320,921)

Net Assets - 100.0%		1,011,069,037

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2022	Highland Income Fund

(a)	Non-income producing security.
(b)

Securities with a total aggregate value of $757,141,916, or 74.9% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Consolidated Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $757,141,916, or 74.9% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2022. Please see Notes to Consolidated Investment Portfolio.

(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
TerreStar Corporation	Common Stocks	3/16/2018	$3,093,276	$9,578,573	0.9%

(e)	Affiliated issuer. Assets with a total aggregate fair value of $740,104,509, or 73.2% of net assets, were affiliated with the Fund as of September 30, 2022.
(f)

Securities (or a portion of securities) on loan. As of September 30, 2022, the fair value of securities loaned was $471,817. The loaned securities were secured with cash and/or securities collateral of $482,704. Collateral is calculated based on prior day’s prices.

(g)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of September 30, 2022, the LIBOR USD 3 Month rate was 3.75%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(h)	No interest rate available.
(i)	The issuer is, or is in danger of being, in default of its payment obligation.
(j)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(k)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At September 30, 2022, these securities amounted to $117,878,389 or 11.7% of net assets.

(l)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(m)	There is currently no rate available.
(n)	Perpetual security with no stated maturity date.
(o)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2022.

(p)	Step Coupon Security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(q)	Represents value held in escrow pending future events. No interest is being accrued.
(r)	Tri-Party Repurchase Agreement.
(s)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2022 was $191,697.
(t)	Rate reported is 7 day effective yield.
(u)	As of September 30, 2022, $6,512,295 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (concluded)
As of September 30, 2022	Highland Income Fund

Reverse Repurchase Agreement outstanding as of September 30, 2022 were as follows:

Counterparty	Collateral Pledged	Interest Rate %	Trade Date	Repurchase Amount	Principal Amount	Value
Mizuho Securities	FREMF Mortgage Trust, Series 2021-KF103, Class CS, 11/02/2022	4.7	3/10/2022	$(24,284,000)	$(24,284,000)	$(24,284,000)

Total Reverse Repurchase Agreement					$(24,284,000)	$(24,284,000)

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)
As of September 30, 2022	Highland Income Fund

Organization

Highland Income Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

Basis of Consolidation

The Fund consolidates HFRO Sub, LLC (“HFRO Sub”), a Delaware wholly owned subsidiary, for financial reporting, and the holdings of HFRO Sub, LLC and its operations are included within the consolidated financial statements for the Fund. HFRO Sub is a bankruptcy remote financing vehicle used to obtain leverage with the portfolio of bank loans serving as collateral. All inter-company accounts and transactions have been eliminated in the consolidation. As of March 8, 2021, the HFRO Sub and related Financing Agreement was terminated.

Valuation of Investments

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that NexPoint Asset Management, L.P. (formerly Highland Capital Management Fund Advisors, L.P.) (“NexPoint” or the “Investment Adviser”) has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”)), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2022	Highland Income Fund

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity,

including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2022	Highland Income Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of September 30, 2022 is as follows:

	Total value at September 30, 2022 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
Highland Income Fund
Assets
Common Stocks
Communication Services	11,096,056	1,517,483	—	9,578,573
Consumer Discretionary	31,683	—	—	31,683
Energy	—	—	—	—	(1)
Gaming/Leisure	5,181,327	—	—	5,181,327
Healthcare	26,639,052	—	—	26,639,052
Materials	1,495,160	—	1,495,160	—
Real Estate	530,404,203	100,599,196	—	429,805,007
U.S. Senior Loans
Communication Services	8,366,555	—	—	8,366,555
Consumer Products	3,209,698	—	3,209,698	—
Energy	6,393,335	—	6,393,335	—
Gaming/Leisure	14,567,402	—	—	14,567,402
Healthcare	15,501,667	—	—	15,501,667
Information Technology	60,452,853	—	—	60,452,853
Metals & Mining	12,512,864	—	12,512,864	—
Real Estate	113,950,000	—	—	113,950,000
Retail	3,594,525	—	3,594,525	—
Collateralized Loan Obligations	113,297,861	—	112,118,647	1,179,214
LLC Interest	49,907,955	—	—	49,907,955
Warrants
Energy	33,173,609	—	32,770,265	403,344
Preferred Stock
Financials	5,509,440	3,368,297	810,400	1,330,743
Healthcare	19,997,027	—	—	19,997,027
Real Estate	4,939,807	4,690,293	—	249,514
Registered Investment Companies	14,943,854	14,943,854	—	—
Exchange Traded Funds	5,741,280	5,741,280	—	—
Corporate Bonds & Notes
Communication Services	2,882	—	2,882	—
Financials	3,600,000	—	3,600,000	—
Industrials	—	—	—	—	(1)
Utilities	—	—	— (1)	—
Master Limited Partnerships
Energy	1,976,576	1,976,576	—	—
Rights
Utilities	6,166	—	6,166	—
Repurchase Agreement	191,697	191,697	—	—
Cash Equivalents	108,066,882	108,066,882	—	—

Total Assets	1,174,751,416	241,095,558	176,513,942	757,141,916

Liabilities
Securities Sold Short
Common Stocks
Information Technology	(6,361,458)	(6,361,458)	—	—
Reverse Repurchase Agreement	(24,284,000)	—	(24,284,000)	—

Total Liabilities	(30,645,458)	(6,361,458)	(24,284,000)	—

Total	1,144,105,958	234,734,100	152,229,942	757,141,916

(1)	This category includes securities with a value of zero.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2022	Highland Income Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended September 30, 2022.

Category	Fair Value at 09/30/22 $	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
Common Stocks	471,235,642	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.09 - $0.95 ($0.515)
		Net Asset Value	N/A	$28.00
		Discounted Cash Flow	Discount Rate	10.00% - 29.5% (15.85%)
			Capitalization Rate	5.50% - 9.50% (7.50%)
		Transaction Analysis	Multiple of EBITDA less CAPEX	11.50x - 13.00x (12.25x)
			Price per Sq. Ft.	$25.00 - $31.00 ($28.00)
		Transaction Indication of Value	Enterprise Value ($mm)	$891.00
U.S. Senior Loans	212,838,477	Discounted Cash Flow	Discount Rate	8.375% - 17.50% (12.34%)
		Transaction Indication of Value	Net Purchase Price ($mm)	$6.36
			Cost Price	N/A
		Third Party Indication of Value	Broker Quote	Various
Collateralized Loan Obligation	1,179,214	Third Party Indication of Value	Broker Quote	Various
Preferred Stock	21,577,284	NAV Approach	Discount Rate	70.0%
		Transaction Indication of Value	Cost Price	N/A
LLC Interest	49,907,955	Discounted Cash Flow	Discount Rate	1.49% - 5.43% (3.46%)
				14.0%
Warrants	403,344	Black–Scholes Model	Volatilty	87.94%

	757,141,916

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the quarter ended September 30, 2022, there was one Warrant position that transferred into Level 3.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)
As of September 30, 2022	Highland Income Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Balance as of December 31, 2021	Transfers Into Level 3	Transfers Out of Level 3	Accrued Discounts (Premiums)	Distribution to Return Capital	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Balance as of September 30, 2022	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2022
	$	$	$	$	$	$	$	$	$	$	$
Common Stocks
Communication Services	9,098,844	—	—	—	—	—	479,729	—	—	9,578,573	479,729
Consumer Discretionary	31,683	—	—	—	(82,427)	—	82,427	—	—	31,683	82,427
Financials	105,659,195	—	—	—	—	36,500,572	(36,419,725)	—	(105,740,042)	—	—
Gaming/Leisure	3,321,591	—	—	—	—	—	1,859,736	—	—	5,181,327	1,859,736
Healthcare	385,699	—	—	—	—	—	(19,717,901)	45,971,254	—	26,639,052	(19,717,901)
Real Estate	379,145,661	—	—	—	(119,080,852)	(509,145)	31,013,221	139,236,122	—	429,805,007	31,013,221
U.S. Senior Loans
Communication Services	7,755,762	—	—	23	—	—	(58,403)	669,173	—	8,366,555	(58,403)
Gaming/Leisure	16,635,684	—	—	—	—	—	(796,220)	—	(1,272,062)	14,567,402	(4,140,516)
Healthcare	48,880,946	—	—	—	—	—	20,638,034	40,848,841	(94,866,154)	15,501,667	(25,177,174)
Information Technology	49,533,000	—	—	—	—	—	6,508,617	4,411,236	—	60,452,853	6,508,617
Real Estate	80,337,570	—	—	—	—	1,987,290	(987,290)	172,424,972	(139,812,542)	113,950,000	—
Utilities	59,423	—	—	—	—	—	(59,423)	—	—	—	—
Collateralized Loan Obligations	1,471,635	—	—	—	—	—	(292,421)	—	—	1,179,214	(292,421)
LLC Interest	46,562,686	—	—	—	—	274,657	1,386,704	13,205,294	(11,521,386)	49,907,955	1,386,704
Warrants
Energy	—	256,694	—	—	—	—	146,650	—	—	403,344	146,650
Preferred Stock
Financials	27,952,200	24,278,638	—	—	—	—	(50,900,095)	—	—	1,330,743	(50,900,095)
Healthcare	—	—	—	—	—	—	427,023	19,570,004	—	19,997,027	427,023
Real Estate	249,515	—	—	—	—	—	(1)	—	—	249,514	(1)
Claims	52,138	—	—	—	—	—	(52,138)	—	—	—	—

Total	777,133,232	24,535,332	—	23	(119,163,279)	38,253,374	(46,741,476)	436,336,896	(353,212,186)	757,141,916	(58,382,404)

In addition to the unobservable inputs utilized for various valuation methodologies, the Company frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Company assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 10% to as high as 90% as of September 30, 2022. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable input used in the fair value measurement of the Company’s Preferred Stock is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s U.S. Senior Loans are the discount rate, net purchase price, and broker quote. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Company’s LLC interests is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Company’s Collateralized Loan Obligations is the broker quote. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s common stock are the unadjusted price/MHz-PoP multiple, EBITDA multiple, revenue multiple, discount rate, price per sq. ft., enterprise value, NAV per share multiple, and capitalization rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

NOTES TO CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (concluded)
As of September 30, 2022	Highland Income Fund

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended September 30, 2022:

		Beginning				Distribution	Net	Change in	Ending Value
		Value as of				to	Realized	Unrealized	as of
	Shares at	December 31,	Purchases at	Proceeds		Return of	Gain/(Loss)	Appreciation/	September 30,	Shares at	Affiliated
	December 31,	2021	Cost	from Sales		Capital	on Sales	(Depreciation)	2022	September 30,	Income
Issuer	2021	$	$	$		$	$	$		$2022	$
Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,474,379	—	—	—		—	—	—	—	1,474,379	—
Claymore (Common Stocks)	10,359,801	—	—	—		—	—	—	—	10,359,801	—
Other Affiliates
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	72,299,652	40,766,645	86,650,095	(86,196,154)		—	—	920,133	42,140,719	27,528,327	1,116,879
EDS Legacy Partners (U.S. Senior Loans)	57,000,000	49,533,000	4,411,237	—		—	—	6,508,616	60,452,853	61,411,237	3,340,992
Highland Global Allocation Fund (Registered Investment Company)	48,649	441,246	—	—		(29,641)	—	12,614	424,219	48,649	5,824
Highland Income Fund (Registered Investment Company)	9,600	105,504	19,033,778	(24,644,167)		—	5,502,880	2,005	—	—	—
LLV Holdco LLC (U.S. Senior Loans & Common Stocks)	13,247,111	19,078,993	3,337,935	(1,272,062	)(a)	—	—	(2,274,419)	18,870,447	15,312,984	3,759,705
NEXLS LLC (LLC Interest)	763	35,315,956	3,205,294	—		—	—	2,002,705	40,523,955	830	—
NexPoint Diversified Real Estate Trust (Registered Investment Company)	1,156,943	15,711,286	—	—		(512,294)	—	(679,357)	14,519,635	1,156,943	8,330
NexPoint Real Estate Finance (Common Stocks & Preferred Stock)	552,534	10,636,280	98,663,739	(11,521,327)		(9,154)	—	(28,904,400)	68,865,138	4,523,263	5,264,843
NexPoint Residential Trust, Inc. (Common Stocks)	153,276	12,849,127	111,461	—		(152,480)	—	(5,652,952)	7,155,156	154,840	(23,575	)†
NexPoint SFR Operating Partnership, LP (U.S. Senior Loans)	—	—	65,000,000	—		—	—	—	65,000,000	65,000,000	1,462,500
NexPoint Storage Partners, Inc. (Common Stocks)	18,568	25,868,009	18,995,600	—		—	—	355,746	45,219,355	32,203	—
NFRO REIT SUB, SUB II, LLC (Common Stocks)	106,355,853	310,315,649	120,206,579	—		(119,080,853)	—	7,157,657	318,599,032	125,510,591	—
NexPoint Real Estate Finance Operating Partnership, L.P., NREF OP II (LLC Interest)	624,311	12,017,981	11,521,327	(23,832,735)		—	(174,807)	468,234	—	—	—
NHT Operating Partnership LLC Convertible Promissory Note (U.S. Senior Loans)	—	—	6,400,000	—		—	—	—	6,400,000	6,400,000	—
NHT Operating Partnership LLC Secured Promissory Note (U.S. Senior Loans)	—	—	42,550,000	—		—	—	—	42,550,000	42,550,000	1,681,022
SFR WLIF I, III, LLC (LLC Interest)	11,854,986	11,246,731	10,000,000	(11,521,387)		—	(333,599)	(7,745)	9,384,000	10,000,000	120,093

Total	275,156,426	543,886,407	490,087,045	(158,987,832)		(119,784,422)	4,994,474	(20,091,163)	740,104,509	371,464,047	16,736,613

†

The Fund’s reported affiliated income from NexPoint Residential Trust, Inc., includes current year return of capital adjustments of $(152,480), resulting in the Fund reporting a negative value for income received from NexPoint Residential Trust, Inc. Excluding the current year adjustments, the Fund received $128,905 in dividend income from NexPoint Residential Trust, Inc.

(a)	Denotes paydown.